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                       AIM TREASURER'S SERIES FUNDS, INC.

                  INVESCO Treasurer's Money Market Reserve Fund
                   INVESCO Treasurer's Tax-Exempt Reserve Fund

   Supplement dated November 5, 2003 to the Prospectus dated August 27, 2003, as supplemented August 27, 2003


The Supplement dated August 27, 2003 (the "Supplement") to the Prospectus dated August 27, 2003 discusses changes to the advisory arrangements for each of INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund (each a "Fund" and, collectively, the "Funds"). In that regard, the Supplement states that the new investment advisory agreement between each Fund and A I M Advisors, Inc. ("AIM") will become effective on November 5, 2003.

The effective date of the new investment advisory agreement between each Fund and AIM has been delayed from November 5, 2003. The new effective date is currently expected to be on or about November 25, 2003. This delay is to coordinate those things necessary for AIM's assumption of primary responsibility for the investment advisory, administrative, accounting and legal and compliance services for the retail funds within the INVESCO family of funds.


The following information replaces in its entirety the fourth sentence in the second paragraph under the heading "INVESTORS (BEFORE AUGUST 14, 2003)" in the Fund's prospectus:

         "If you do not specify a fund or funds, your initial investment and any subsequent purchases will automatically go into the AIM Cash Reserve Shares class of AIM Money Market Fund, a series of AIM Investment Securities Funds."